UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2007
Date of Report (Date of earliest event reported)

CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-129847	20-2745790
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

140 NE 4th Avenue, Suite C, Delray Beach, FL	33483
(Zip Code)

(561) 276-2239
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 21, 2008, Celsius Holdings, Inc. (the "Company") received the resignation from Gregory Horn as a member of the Board of Directors. Mr. Horn’s resignation was requested by his new employer that does not allow him to serve on a public company’s board of directors, unless the employer has an investment in such company. Mr. Horn's resignation shall be effective as of January 31, 2008. Mr. Horn's resignation letter did not reference a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Mr. Horn advised the Company that he would be willing to join a company advisory board, if such is formed as being contemplated.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

DATE: January 22, 2008	By: /s/ Jan Norelid
Jan Norelid
Chief Financial Officer